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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS





We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File Nos. 033-72906, 333-01895, 333-12931, 333-12937,
333-23181 and 333-24301) of Newcor, Inc. of our report dated March 28, 2001, relating to the financial statements which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Detroit, Michigan
March 28, 2001